UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     October 20, 2004

Omtool, Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-22871	02-0447481
(Commission File Number)	(IRS Employer Identification No.)

8A Industrial Way
Salem, NH	03079
(Address of Principal Executive Offices)	(Zip Code)

(603) 898-8900

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 20, 2004, the Board of Directors of Omtool, Ltd. (the “Corporation”) unanimously resolved to increase the Corporation’s total number of authorized directors from six to seven and elected James O’Halloran to serve as a Class II Director of the Corporation.  Mr. O’Halloran shall hold such office until the next Annual Meeting of Stockholders of the Corporation and will serve as a member of the Corporation’s Audit Committee.  There are no arrangements or understandings pursuant to which Mr. O’Halloran was elected as a director and there are no related-party transactions between the Corporation and Mr. O’Halloran.

Item 9.01                                             Financial Statements and Exhibits

(c) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Number	Description
99.1	Press Release dated October 25, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMTOOL, LTD.

Date October 25, 2004
	By:	/s/ Daniel A. Coccoluto
	Name:	Daniel A. Coccoluto

	Title:	Chief Financial Officer (Acting), Secretary and Treasurer